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                                  Exhibit 99.1


                             RESIGNATION OF DIRECTOR
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To:  Dujour Products, Inc. (the "Corporation")
     and the Board of Directors thereof

I, Douglas Blackman, hereby resign from my position as a member of the Board of Directors of Dujour Products, Inc. and all its subsidiaries, and revoke all previous consent to act as Director of the Corporation. This resignation is based solely upon personal reasons. I have no disputes or disagreements with the company.

Effective February 15, 2006 [sic]


____________________________________
Douglas Blackman

Full Name: _________________________
Telephone:  ________________________
Residential Address: _______________
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